SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 9, 1999

                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                             TEXAS 0-8493 74-1051605
     (State or other jurisdiction (Commission File Number) (I.R.S. Employer of incorporation) Identification No.)


2707 NORTH LOOP WEST
HOUSTON, TEXAS                                                           77008
(Address of principal executive offices)                              Zip code)

       Registrant's telephone number, including area code: (713) 868-7700

Item 5. Other Events.

On September 9, 1999, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing that the Company's FMTV A1 is entering production.

Item 7.  Exhibits.

Exhibit 99.1 Company Press Release dated September 9, 1999 titled "Stewart & Stevenson's FMTV A1 Enters Production."

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STEWART & STEVENSON SERVICES, INC.

Date:  September 9, 1999                 By:    /s/ JOHN H. DOSTER
                                         Name:  John H. Doster
                                         Title: Senior Vice President and Chief
                                                Financial Officer

99.1 Company Press Release dated September 9, 1999 titled "Stewart & Stevenson's FMTV A1 Enters Production."

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